UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard Wilmington, Delaware		19805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The Company has prepared a corporate presentation with information about the Company. A copy of the corporate presentation materials to be used by management is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 12, 2024, the Company will make available to the public an educational video series on SMARCA degraders via a link on the Investor Relations section of the Company's website, investors.preludetx.com. The slides that will accompany the presentation are attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Website addresses are included as inactive textual references only. The information contained on the website referenced herein is not incorporated into this Current Report on Form 8-K. Important information may be disseminated initially or exclusively via the Company’s investor website; investors should consult the site to access this information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation
99.2	Educational series presentation
104	Cover Page Interactive Data File - the cover page for this Current Report on Form 8-K is formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: June 12, 2024	By:	/s/ Bryant Lim
Bryant Lim
Chief Legal Officer, Corporate Secretary, and Interim Chief Financial Officer